UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2018

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on September 10, 2018. Proxies were solicited pursuant to our definitive proxy statement filed on July 27, 2018 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the annual meeting was 6,450,490. The number of shares of common stock present or represented by valid proxy at the annual meeting was 4,734,349, of which 3,189,859 were broker non-votes. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 – Election of One Class III Director

Ms. Sharon Barbari and Mr. Russell Harrison were duly elected as our Class I directors. The results of the election were as follows:

NOMINEE	FOR	WITHHELD
Sharon Barbari	1,293,413	302,077
Russell Harrison	1,293,480	302,010

Proposal 2 – Advisory Vote on Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers, as described in our proxy statement dated July 27, 2018. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
1,228,581	342,236	24,673

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
4,480,637	227,290	26,422

Proposal 4 – Amendment of our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.0001 par value per share from 12,000,000 to a total of 24,000,000 shares

As of September 10, 2018, 48.34% of the outstanding shares voted in favor of the authorized share increase. Due to the close vote on this proposal, we adjourned the annual meeting only as it relates to this proposal until September 13, 2018 at 10:00 a.m. PDT, at the same location in order to continue to solicit additional votes.

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At the adjourned meeting, 5,335,783 shares were present of represented by proxy. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
3,400,000	1,911,514	24,269

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018	SONOMA PHARMACEUTICALS, INC.

By: /s/ Robert Miller
Name: Robert Miller
Title: Chief Financial Officer

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